UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

Midwest Energy Emissions Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-33067	87-0398271
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Wilson Bridge Road, Suite 140 Worthington, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115
__________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On January 9, 2012, the Board of Directors of Midwest Energy Emission Corp., a Delaware corporation (“MEEC”), approved the appointment of Schneider Downs & Co., Inc. (“Schneider”) as MEEC’s independent accountant for the fiscal year ending December 31, 2011.  Schneider replaces Tarvaran, Askelson & Company, LLP (“TA&C”), who was dismissed as MEEC’s independent accountant effective January 10, 2012.  MEEC’s Board of Directors considered the matter and approved the change in MEEC’s outside public accounting firm.  The Board of Directors’ primarily reason for the change in the Company’s accounting firms was the need to have a firm in close proximity to the Company’s current principal executive offices in Worthington, Ohio.

The reports of TA&C on MEEC’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  However, the opinion of TA&C included in the Company’s Audit Report for the December 31, 2009 fiscal year and December 31, 2010 fiscal year assumed that the Company would continue as a going concern.  The concern was as a result of the Company’s significant losses and the opinions noted that the Company’s viability was dependent upon its ability to obtain future financing and the success of its future operations.  According to the opinions these factors raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audits of MEEC’s financial statements for each of the two fiscal years ended December 31, 2010 and in the subsequent interim period, there were no disagreements with TA&C on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of TA&C, would have caused TA&C to make reference to the matter in its report.  During MEEC’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of  Regulation S-K.  MEEC has requested TA&C to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter, dated January 12, 2012 is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and the subsequent interim period through September 30, 2011 neither MEEC nor anyone on behalf of MEEC consulted with Schneider regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on MEEC’s financial statements; or on any matter considered important by MEEC in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No	Description

16.1	Letter of Tarvaran, Askelson & Company, LLP (“TA&C”), dated January 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: January 12, 2012	/s/ Richard H. Gross
Richard H. Gross, Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX
Exhibit No	Description

16.1	Letter of Tarvaran, Askelson & Company, LLP (“TA&C”), dated January 12, 2012